                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Steven G. Anderson and Edwin B. Cordell, Jr. and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Form S-3 Registration Statement filed by CryoLife, Inc. with the Securities and Exchange Commission on February 19, 1998 registering 2,875,000 shares of common stock, and any related registration statement filed pursuant to Rule 462 promulgated pursuant to the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, including any related registration statement filed under Rule 462(b), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of February, 1998.



                                                   /s/ Ronald D. McCall
                                             -----------------------------------
                                                       Ronald D. McCall

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Steven G. Anderson and Edwin B. Cordell, Jr. and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Form S-3 Registration Statement filed by CryoLife, Inc. with the Securities and Exchange Commission on February 19, 1998 registering 2,875,000 shares of common stock, and any related registration statement filed pursuant to Rule 462 promulgated pursuant to the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, including any related registration statement filed under Rule 462(b), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of February, 1998.



                                                   /s/ Benjamin H. Gray
                                             -----------------------------------
                                                       Benjamin H. Gray

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Steven G. Anderson and Edwin B. Cordell, Jr. and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Form S-3 Registration Statement filed by CryoLife, Inc. with the Securities and Exchange Commission on February 19, 1998 registering 2,875,000 shares of common stock, and any related registration statement filed pursuant to Rule 462 promulgated pursuant to the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, including any related registration statement filed under Rule 462(b), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of February, 1998.



                                                   /s/ Virginia C. Lacy
                                             -----------------------------------
                                                       Virginia C. Lacy

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Steven G. Anderson and Edwin B. Cordell, Jr. and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Form S-3 Registration Statement filed by CryoLife, Inc. with the Securities and Exchange Commission on February 19, 1998 registering 2,875,000 shares of common stock, and any related registration statement filed pursuant to Rule 462 promulgated pursuant to the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, including any related registration statement filed under Rule 462(b), with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of February, 1998.



                                            /s/ Ronald Charles Elkins, M.D.
                                         ---------------------------------------
                                                Ronald Charles Elkins, M.D.